Exhibit 10.26
                             STOCK OPTION AGREEMENT

THIS AGREEMENT is made effective as of February 22, 2003, between GenoMed, Inc.
a Florida corporation ("Company") and the undersigned ("Director").

WHEREAS, the undersigned has been appointed to serve a one year term as a
Director of the Company, which has an active trading market for its common stock
("Common Stock");

WHEREAS, the Company desires to compensate Directors for past and future services to the Company by affording the Director an opportunity to purchase shares of its Common Stock par value $0.0001 (the "Shares"), pursuant to this
Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.   Grant of Option.The Company hereby grants to the Director, the right and option (the "Option") to purchase an aggregate of 1,000,000 Shares on the terms and  conditions of this Option at a price equal to six tenths of a cent ($0.006), which represents twenty  percent (20%) of the three cent
     ($.03) public bid price of Shares on the date of this Option.The exercise price represents the estimated fair market value of the Shares on the date of grant of this Option, after giving consideration to the restrictions on transfer and other terms and conditions of this Option.

2.   Terms of Exercise. This Option shall be exercisable as to 80,000 Shares on
     March 1, 2002 and as to an additional 80,000 Shares on the first day of each month thereafter until the end of February, 2003 after which date it shall be exercisable as to all of 1,000,000 Shares (less any for which it has been exercised).As an example, on and after March 1, 2002 the Director may exercise this Option as to 80,000 Shares; on and after April 1, 2002 the Director may exercise this Option as to 160,000 Shares (less any Shares as to which the Director has already exercised this Option);and so on until the Director has either  exercised this Option as to all of the
     1,000,000 Shares or this Option has earlier lapsed,whichever first occurs.
     Subject to the other terms of this Agreement,as to any number of Shares for which this Option  may  then be exercised,this Option shall be exercisable at any time and from time to time in whole or in part until the end of the day on a date three (3) years from the date hereof, and upon the third anniversary of this agreement,this Option shall terminate as to any
     Shares which have not by then been purchased.

3.   Procedure.Exercise of this Option shall be by delivery or written notice to the Company in such form as the Company reasonably shall require at its principal office in St.Louis, Missouri, specifying the number of Shares with respect to which this Option is being exercised.Cash or a certified check in the amount equal to the full price of the Shares to be purchased shall accompany such written notice.

4.   Rights as Shareholder.The Director shall only have or exercise the rights of a shareholder with respect to the Shares subject to this Option after the Shares have been issued to him upon exercise of the Option, and not before its exercise.

5.   Stock Splits.In the event that prior to the purchase of the maximum number purchasable under this Option the Company shall have effected one or more reclassifications, combinations,stock dividends or split-ups of the Common
     Shares of  the Company,or other like transactions,or mergers, consolidations or other transactions relating to the Common Shares,the number of Shares thereafter purchasable under this option shall be adjusted, upward or downward,by the Board of Directors of the Company as equitable to prevent dilution or enlargement of the option right herein
     granted.In the event of an acquisition or merger in which the Company loses its identity,all outstanding Options shall be honored by the successor.

6.   Legal Requirements.The Director shall comply with all applicable laws and regulations regarding the purchase and sale of securities by a Director in a company with shares trading in a public market and shall file all required reports on a timely basis.

7.   Specific Performance.The parties hereto hereby agree that they will be irreparably damaged in the event of any controversy concerning the right or obligation shall be enforceable  in a court of equity by a decree or specific performance.Such remedy shall,however, be cumulative and nonexclusive,and shall be in addition to any other remedy which the parties may have.

8.   General.The Director understands and acknowledges that upon exercise of this Option,Shares purchased may not be sold, transferred, pledged or otherwise disposed of unless the Shares are registered under the Securities
     Act of 1933,or unless the Company has received an opinion from counsel satisfactory to the Company that said regulation is not required.When the
     Company becomes eligible to use federal Form s-8 for the registration of its Common Stock,the Company will upon request of any of the undersigned, register the shares purchased upon the exercise of this Option.

9.   Benefit.The Option is being issued in reliance upon an exemption from registration under the Securities Act of 1933 and comparable provisions of
     State statues,and may only be transferred when so registered, or in accordance with exemptions from such registration.This Option cannot be sold,transferred or otherwise disposed of by the holder hereof to any other person or entity unless such transaction is registered under the
     Securities Act of 1933, as amended, and under applicable laws of the state or jurisdiction where such transaction occurs, or unless such transaction shall qualify under an allowed exemption to such registration.As a condition to transferring this Option on the books of the Corporation, the holder hereof may be required to furnish the Corporation with an option of legal counsel satisfactory to the Corporation to the effect that the transaction complies with applicable securities laws.

10.  Miscellaneous.This agreement may be amended by the parties only by a writing signed by the party against whom enforcement is sought.This agreement shall insure to the benefit of and be binding upon the parties and their heirs and permitted successors and assigns.

IN WITNESS WHEREOF, the Company has duly executed this Agreement and the
Director has hereunto set his hand as of the day and year first below written.

GenoMed, Inc.

By: /s/David W. Moskowitz                                    Date: 2-22-02
David W. Moskowitz
Chairman and Chief Medical Officer

By: /s/Richard A. Kranitz
Richard A. Kranitz
Director